Annual Report

NEW
ASIA
FUND

----------------
OCTOBER 31, 2001
----------------

[LOGO] T. ROWE PRICE

Report Highlights
New Asia Fund

 .    Asian markets declined during the 6- and 12-month periods ended October 31.

 .    The New Asia Fund struggled, underperforming its MSCI benchmark and Lipper average in both periods.

 .    As prices dropped, some of Asia's older blue chip names became extremely compelling in valuation terms.

 .    Despite the weak fiscal year, we believe that our broadly diversified portfolio will benefit investors who maintain a long-term investment strategy.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund
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account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

After an already difficult year, the tragic attacks in the United States on September 11 sent most markets around the world into a sharp selloff. Asia was no exception, and indeed, led the rest of the world's equity markets lower. However, in the last two weeks of the period, its equity markets had reasonable bounces from very oversold levels.

----------------------
PERFORMANCE COMPARISON
----------------------

Periods Ended 10/31/01                      6 Months       12 Months

New Asia Fund                                -21.14%        -28.23%

MSCI All Country Far East
Free Ex-Japan Index                          -18.52         -25.18

Lipper Pacific Ex-Japan
Funds Average                                -17.33         -22.80


In this tough market environment, your fund performed poorly, down 21.14% over the past six months and 28.23% over 12 months. This compared unfavorably with both the MSCI All Country Far East Free Ex-Japan Index, which measures the aggregate performance of stock markets in the region, and the Lipper Pacific Ex-Japan Funds Average, which measures the average performance of funds that invest broadly in Asia.



REGIONAL REVIEW

The economic environment in Asia continued to be challenging. China, with its vast domestic infrastructure investments and growing housing market, was still the brightest spot, though growth has slowed somewhat from the heady pace of a few years back. South Korean exports were hampered by the falloff in global technology markets. However, the Korean economy benefited from resilient domestic consumer spending. In contrast, Taiwan, Singapore, and Malaysia were the hardest hit by the U.S. slowdown because of their dependence on technology exports. India, Thailand, Indonesia, and the Philippines were also hurt by the downturn in the electronics sector, but oil, agribusiness, and some domestic consumption cushioned the losses. Hong Kong, with its open economy and fixed exchange rate, experienced severe price deflation, which undermined business confidence.

------------------
MARKET PERFORMANCE
------------------

(In U.S. Dollar Terms)
Periods Ended 10/31/01                  6 Months          12 Months

China Free                               -28.79%           -40.24%

Hong Kong                                -23.91            -27.32

India                                    -13.58            -22.15

Malaysia                                   4.30            -18.92

Philippines                              -23.44            -16.52

Singapore                                -21.96            -36.50

South Korea                               -5.65             -0.94

Taiwan                                   -27.27            -32.35

Thailand                                 -10.39             -1.63

Source: RIMES Online, using MSCI indices.


There were several reasons for our poor performance. Your fund had, and still has, an underweight exposure to the smaller markets in Southeast Asia including Thailand and Malaysia, and no holdings in the most troubled of these economies, Indonesia and the Philippines. The largest of these underweight positions is our 4% stake in Malaysia, roughly a third of the 11% weighting in the MSCI index. This hurt our relative performance because the Malaysian market bucked the global market trend and gained 4% over the last six months. Quite simply, there was minimal selling pressure in these thinly traded markets because foreign mutual funds are no longer major investors there, and local investors were less inclined to sell given the low interest rate environment.

Our strategy of having relatively few investments in the smaller economies of Southeast Asia has been consistent and deliberate since the Asian Crisis of 1997. This is mainly because we believe that risks in this part of Asia have risen, while economic growth potential has fallen compared with the "Golden Period" prior to 1997. Most of the banking system problems predating the crisis still exist. There are broad and unresolved corporate governance issues, governments are preoccupied with political infighting and succession issues, and last, but certainly not least, it has been difficult to find quality growth stocks at reasonable prices. Over the past several years, this strategy has been generally successful despite brief periods of underperformance.

------------------------
INDUSTRY DIVERSIFICATION
------------------------

                                           Percent of Net Assets
                                            4/30/01     10/31/01

Financials                                   35.7%        30.2%

Information Technology                       25.0         19.7

Telecommunication Services                   14.7         10.9

Industrials                                   0.7          8.8

Consumer Staples                              5.2          5.9

Consumer Discretionary                        4.9          5.2

Materials                                     4.5          4.3

All Other                                     1.4          2.6

Health Care                                   2.2          0.3

Reserves                                      5.7         12.1

Total                                       100.0%       100.0%


PORTFOLIO REVIEW

Prior to September 11, we believed that the Fed's repeated interest rate cuts would lead to a sustainable U.S. recovery. This optimism was expressed through our exposure to select technology and telecommunications companies including Korea Telecom, Datacraft Asia in Singapore, and Total Access Communications of Thailand, in addition to several property companies in Hong Kong. Asian technology stocks have turned in a mixed performance since the bursting of the Nasdaq bubble. Ambit Microsystems in Taiwan posted a stellar 77% advance since the start of 2001, but others flopped.


                                    [CHART]

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------

Hong Kong            24%
South Korea          21%
India                15%
Taiwan               15%
Other and Reserves   15%
Singapore             5%
Malaysia              4%
United Kingdom        1%




Telecommunications stocks have likewise been mixed, with South Korea Telecom down only 1% since the start of the year, and Total Access Communications based in Thailand off 58% year-to-date. The unforgiving markets punished companies like Total Access swiftly and severely for releasing unexpectedly poor sales figures, particularly when the news accompanied a negative corporate-governance-related development (like Datacraft Asia). Property conglomerate Cheung Kong in Hong Kong was another major detractor over the last year.

Your fund's country allocations remained relatively consistent over the past few years. The North Asian markets of China, Hong Kong, Taiwan, and South Korea comprise roughly 61% of net assets, while the South Asian markets of India, Singapore, Malaysia, and Thailand comprise roughly 25%. The residual, around 14%, is invested in U.S.-dollar deposits and a 1% stake in the U.K. through HSBC. The ongoing rationale for this is our long-term optimism about trends in North Asia, particularly regarding China/Hong Kong's development both as a manufacturer and as a market (25% of net assets), and the success of South Korea (21%) and Taiwan (15%) as global market share gainers in large-scale technology-related manufacturing. Conversely, we see many structural problems in Southeast Asia including difficult political transitions and a loss of manufacturing competitiveness to China. Singapore (5%) remains the paragon of efficient and effective government but is stymied by the lack of progress of its neighbors in Southeast Asia. India (15%) is still a sleeping giant economically, but with many profitable and expanding companies.

The fund's top 10 holdings have remained relatively consistent for the last year, but they now account for only 35% of assets compared with around 45% six months ago. We have focused on companies that have significant exposure to their domestic economies and domestic consumer spending and are global or local champions. In South Korea, for example, we added Lotte Chilsung Beverage, a leading drink maker, and Samsung Fire & Marine Insurance, a domestic non-life insurer.

As prices dropped, some of Asia's older blue chip names became extremely compelling in valuation terms, although the more immediate growth outlook is somewhat less clear. We began to accumulate positions in the Singapore banks, such as DBS, United Overseas Bank, and Overseas Chinese Banking, where we have not had much ownership since the Asian crisis, and Hang Seng Bank in Hong Kong. Also, for the first time, we accumulated shares of some Malaysian companies that have started making progress in restructuring their operations, such as Malayan Banking Berhad, Tenaga Nasional (a power company), and Malaysia International Shipping (a liquefied natural gas shipping company).

Following very strong performance, we trimmed our once large holding in Housing Development Finance, India's leading housing finance company, though this remains a core holding. We also sold pharmaceutical holdings because of concerns about their premium valuations.

In China, we trimmed our once sizable holding in PetroChina following its strong runup on the back of rising oil prices and trimmed diversified conglomerate HSBC because of its declining credit quality. Despite an attractive restructuring plan by management, Acer (in Taiwan) failed to convince us that its profitability could hold up in a difficult market for computers, so we closed out our position.



OUTLOOK

The outlook for growth in the global economy, and particularly in the U.S., will continue to be the driving cyclical factor for Asian markets. The region is still grappling with a high level of debt at both corporate and government levels and with the fact that the region's low-wage export industries compete directly with China. In light of the fiscal and monetary stimulus being pumped into the U.S. economy, we expect a recovery in 2002. However, analysts differ on the magnitude and the timing of that rebound and its impact on corporate and consumer spending, which Asia relies on to create demand for its exports.

In Asia, as in the U.S., the financial systems have ample liquidity on the sidelines, in part because of the cloudy economic outlook, but also because of the lack of confidence about demand and overcapacity in many manufacturing industries, especially semiconductors. Should confidence return, this money could quite easily be deployed into Asian stock markets, which could rebound sharply from these depressed levels.

We do not expect a departure from the trends favoring North Asia versus the South, however, and expect that a return to better times will see the deepening and growth of investment opportunities in North Asia through initial public offerings. The main factor here is China's much anticipated entrance into the World Trade Organization. This will further open its economy to investments by foreign companies and solidify its dominance among emerging economies in attracting scarce foreign capital. Korea and Taiwan will continue to challenge Japan in world markets for manufactured technology products, moving higher up the value chain and gaining both market and profit share.

At the stock level, value is certainly emerging all across the Asian markets, and we expect to be able to put your fund's cash reserves to work over the coming months. However, we believe that a global recovery may still come packaged with many challenges, such as renewed severe price competition for many manufactured products. This may make for a continued volatile trading environment for stock prices overall. Despite the weak fiscal year, we believe that our broadly diversified portfolio will benefit investors who maintain a long-term investment strategy.



Respectfully submitted,


/s/ John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 26, 2001

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                     10/31/01

Hutchison Whampoa, Hong Kong                                             5.3%
Samsung Electronics, South Korea                                         4.5
Taiwan Semiconductor Manufacturing, Taiwan                               4.4
South Korea Telecom, South Korea                                         4.3
Cheung Kong, Hong Kong                                                   3.9
--------------------------------------------------------------------------------
Reliance Industries, India                                               3.5
United Microelectronics, Taiwan                                          2.5
HDFC Bank, India                                                         2.2
Housing Development Finance, India                                       2.1
ICICI, India                                                             2.1
--------------------------------------------------------------------------------
Hindustan Lever, India                                                   2.0
China Mobile, Hong Kong                                                  2.0
Great Eagle, Hong Kong                                                   1.6
Esprit, Hong Kong                                                        1.6
Henderson Land Development, Hong Kong                                    1.4
--------------------------------------------------------------------------------
Samsung Fire & Marine Insurance, South Korea                             1.4
HSBC, United Kingdom                                                     1.4
LG Household & Health Care, South Korea                                  1.2
Korea Telecom, South Korea                                               1.2
ICICI Bank, India                                                        1.2
--------------------------------------------------------------------------------
Shinhan Financial, South Korea                                           1.2
Tenaga Nasional, Malaysia                                                1.1
Singapore Telecommunications, Singapore                                  1.1
Ambit Microsystems, Taiwan                                               1.1
Asustek Computer, Taiwan                                                 1.0
--------------------------------------------------------------------------------
Total                                                                   55.3%

Note: Table excludes reserves.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
----------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                    [CHART]
                             [PLOT POINTS TO COME]

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/01         1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
New Asia Fund                  -28.23%       1.97%       -9.17%        1.16%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                              Year
                                             Ended
                                          10/31/01   10/31/00     10/31/99   10/31/98   10/31/97
NET ASSET VALUE
Beginning of period                        $  7.12     $ 7.20       $ 4.93    $  5.95    $  8.64

Investment activities
 Net investment income (loss)                 0.03       0.04         0.05       0.13       0.09
 Net realized and
 unrealized gain (loss)                      (2.04)     (0.08)**      2.31      (1.07)     (2.71)

 Total from
 investment activities                       (2.01)     (0.04)        2.36      (0.94)     (2.62)

Distributions
 Net investment income                          --      (0.04)       (0.09)     (0.08)     (0.06)
 Net realized gain                              --         --           --         --      (0.01)

 Total distributions                            --      (0.04)       (0.09)     (0.08)     (0.07)

NET ASSET VALUE
End of period                              $  5.11     $ 7.12       $ 7.20    $  4.93    $  5.95
                                           -----------------------------------------------------


Ratios/Supplemental Data

Total return@                               (28.23)%    (0.68)%      48.73%    (15.97)%   (30.61)%
Ratio of total expenses to
average net assets                            1.22%      1.08%        1.21%      1.29%      1.10%
Ratio of net investment
income (loss) to average
net assets                                    0.49%      0.41%        0.87%      2.33%      0.76%
Portfolio turnover rate                       49.0%      52.2%        69.9%      68.1%      41.8%
Net assets, end of period
(in millions)                              $   527     $  875       $  996    $   633    $   877


@ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001

------------------------
PORTFOLIO OF INVESTMENTS                              Shares             Value
--------------------------------------------------------------------------------

                                                                    In thousands

CHINA 1.0%

Common Stocks 1.0%

Beijing Datang Pow (HKD)(S)                        7,720,000     $       2,821
PetroChina (HKD)(S)                               12,234,000             2,305
                                                                 -------------
Total China (Cost $4,507)                                                5,126
                                                                 -------------

HONG KONG 24.2%

Common Stocks 24.2%

Brilliance China Automotive                       16,020,000             3,204
Cheung Kongs                                       2,425,000            20,519
China Mobile (Hong Kong) *(S)                      3,468,000            10,515
China Overseas Land                               13,008,000             1,484
China Resources Beijing(S)                         4,764,000             1,222
China Unicom *(S)                                  1,750,000             1,638
Citic Pacific(S)                                   2,386,000             4,894
CNOOC                                              2,604,500             2,554
Dah Sing Financial                                   824,200             3,572
Esprit                                             8,165,501             8,584
Global Bio-chem Technology                         6,018,000             1,755
Great Eagle                                        7,430,000             8,621
Greencool Technology                               2,434,000               983
Hang Seng Bank(S)                                    355,800             3,569
Henderson Land Development(S)                      2,312,000             7,425
Hutchison Whampoa                                  3,486,900            28,163
Li & Fung                                          2,770,000             2,646
New World China Land *(S)                          7,368,800             2,031
Pacific Century CyberWorks *(S)                    7,535,427             2,005
Sino Land(S)                                       9,626,000             2,561
South China Morning Post                           4,370,000             2,311
Sun Hung Kai Properties                              752,000             4,628
TCL International                                  1,152,000               151
Varitronix(S)                                      2,931,000             1,212
Yanzhou Coal Mining                                5,038,000             1,566
                                                                 -------------
Total Hong Kong (Cost $132,511)                                        127,813
                                                                 -------------

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------


                                                      Shares             Value
--------------------------------------------------------------------------------
                                                                  In thousands

INDIA 15.1%

Common Stocks 15.1%
Apollo Hospitals                                     976,100        $    1,501
Britannia Industries                                  64,959               716
Global Tele-Systems                                1,039,500             1,594
HDFC Bank *                                        2,079,000             9,412
HDFC Bank ADR (USD)                                  141,000             2,146
Hindustan Lever                                    2,376,250            10,601
Housing Development Finance                          777,100            11,306
ICICI                                              8,074,066             8,838
ICICI ADR (USD)ss                                    284,962             1,983
ICICI Bank                                         2,026,972             4,329
ICICI Bank ADR (USD)ss                               416,250             2,023
Infosys Technologies                                  39,400             2,401
McDowell *                                         1,715,800             1,477
Reliance Industries                                3,464,414            18,553
Wipro                                                 99,900             2,236
Wipro ADR (USD)ss                                     30,500               683
                                                                    ----------
Total India (Cost $117,696)                                             79,799
                                                                    ----------

MALAYSIA 4.2%

Common Stocks 4.2%
IJM                                                1,131,000             1,244
Malayan Banking Berhad                             1,778,400             3,323
Malaysia International Shipping                    2,579,000             4,717
Malaysian Airline System *                         2,199,000             1,088
Resorts World                                      1,926,000             2,635
RHB Capital                                        3,852,000             1,896
Road Builder                                       1,109,000             1,284
Tenaga Nasional                                    2,655,000             6,044
                                                                    ----------
Total Malaysia (Cost $26,397)                                           22,231
                                                                    ----------

SINGAPORE 5.1%

Common Stocks 5.1%
CapitaLand                                         2,829,000             2,142
City Developments                                    410,000               931

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------


                                                      Shares             Value
--------------------------------------------------------------------------------
                                                                  In thousands

Datacraft Asia (USD) *                             1,488,000        $    4,821
DBS                                                  700,000             3,993
Overseas Chinese Banking                             573,000             3,300
Singapore Press                                      301,719             2,615
Singapore Telecommunications                       6,024,000             5,717
United Overseas Bank                                 589,000             3,295
                                                                    ----------
Total Singapore (Cost $41,975)                                          26,814
                                                                    ----------

SOUTH KOREA 21.1%

Common Stocks 21.1%
Daelim Industrial                                    196,000             1,685
Hana Bank                                            366,000             2,849
Hite Brewery                                          78,390             2,854
Housing & Commercial Bank                            200,070             5,230
Hyundai Motor                                        323,800             5,217
Kook Min Bank                                        297,360             4,607
Kook Soon Dang                                        88,500             1,820
Koram Bank*                                          379,000             2,299
Korea Telecom                                         49,060             1,910
Korea Telecom ADR (USD)ss                            215,403             4,489
Kumgang Korea Chemical                                23,410             1,523
LG Cable                                              63,140               646
LG Chem *                                            192,400             2,384
LG Household & Health Care *                         294,570             6,400
Lotte Chilsung Beverage                                   20                 5
NCsoft                                                37,390             3,360
Samsung Electronics                                  176,622            23,736
Samsung Fire & Marine Insurance                      235,700             7,394
Samsung Securities *                                 165,000             4,288
Shinhan Financial *                                  708,000             6,115
South Korea Telecom                                  118,740            22,580
                                                                    ----------
Total South Korea (Cost $80,276)                                       111,391
                                                                    ----------

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------


                                                      Shares             Value
--------------------------------------------------------------------------------
                                                                  In thousands

TAIWAN 14.8%

Common Stocks 14.8%
Ambit Microsystems                                 1,379,300        $    5,537
Asustek Computer                                   1,605,250             5,490
Au Optronics                                       4,233,000             1,926
China Development Industrial Bank                  3,338,231             1,751
China Trust Commercial Bank                        6,475,177             3,285
Elan Microelectronics                              5,731,700             5,183
Hon Hai Precision Industry                         1,299,808             4,823
Powerchip Semiconductors ss                        4,089,600               871
Powerchip Semiconductors GDR (USD)                   509,529             1,121
President Chain Store                              2,847,471             5,324
Siliconware Precision Industries                   6,178,439             3,206
Taiwan Cellular                                    3,245,837             3,321
Taiwan Semiconductor Manufacturing                12,999,601            22,985
United Microelectronics                           16,250,256            13,377
                                                                    ----------
Total Taiwan (Cost $95,885)                                             78,200
                                                                    ----------

THAILAND 1.0%

Common Stocks and Rights 1.0%
TelecomAsia *                                     14,491,300             2,852
TelecomAsia, Rights *                              1,597,894                 0
Total Access Communications (USD) *                1,816,200             2,180
                                                                    ----------
Total Thailand (Cost $16,644)                                            5,032
                                                                    ----------

UNITED KINGDOM 1.4%

Common Stocks 1.4%
HSBC (HKD)ss                                         671,234             7,272
                                                                    ----------
Total United Kingdom (Cost $5,184)                                       7,272
                                                                    ----------

SHORT-TERM INVESTMENTS 7.9%

Money Market Funds 7.9%
T. Rowe Price Reserve Investment Fund, 3.07% #    41,439,170            41,439
                                                                    ----------
Total Short-Term Investments (Cost $41,439)                             41,439
                                                                    ----------

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Total Investments in Securities

95.8% of Net Assets (Cost $562,514)                              $    505,117

Other Assets Less Liabilities                                          22,101
                                                                 ------------

NET ASSETS                                                       $    527,218
                                                                 ------------



  * Non-income producing
  # Seven-day yield
(S) All or portion of this security is on loan at October 31, 2001. See Note 2. ADR American Depository Receipts
GDR Global Depository Receipts
HKD Hong Kong dollar
USD U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001
-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $562,514)                   $ 505,117
Securities lending collateral                                            30,632
Other assets                                                             27,612
                                                                      ---------
Total assets                                                            563,361
                                                                      ---------
Liabilities

Obligation to return securities lending collateral                       30,632
Other liabilities                                                         5,511
                                                                      ---------
Total liabilities                                                        36,143
                                                                      ---------
NET ASSETS                                                            $ 527,218
                                                                      ---------
Net Assets Consist of:
Undistributed net realized gain (loss)                                $(222,487)
Net unrealized gain (loss)                                              (57,378)
Paid-in-capital applicable to 103,254,396 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      807,083
                                                                      ---------
NET ASSETS                                                            $ 527,218
                                                                      ---------
NET ASSET VALUE PER SHARE                                             $    5.11
                                                                      ---------
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                                 Year
                                                                                Ended
                                                                             10/31/01
 Investment Income (Loss)
 Income
  Dividend (net of foreign taxes of $1,159)                                 $  10,306
  Interest (net of foreign taxes of $82)                                        1,712
  Securities lending                                                              201
                                                                            ---------
  Total income                                                                 12,219
                                                                            ---------
 Expenses
  Investment management                                                         5,854
  Shareholder servicing                                                         2,137
  Custody and accounting                                                          371
  Prospectus and shareholder reports                                              212
  Legal and audit                                                                  43
  Registration                                                                     34
  Proxy and annual meeting                                                         27
  Directors                                                                         8
  Miscellaneous                                                                     9
  Total expenses                                                                8,695
  Expenses paid indirectly                                                         (4)
                                                                            ---------
  Net expenses                                                                  8,691
                                                                            ---------
 Net investment income (loss)                                                   3,528
                                                                            ---------

 Realized and Unrealized Gain (Loss)
 Net realized gain (loss)
  Securities (net of foreign taxes of $740)                                   (38,879)
  Foreign currency transactions                                                (1,959)
                                                                            ---------
  Net realized gain (loss)                                                    (40,838)
                                                                            ---------
 Change in net unrealized gain (loss)
  Securities (net of decrease in deferred of foreign taxes of $770)          (168,698)
  Other assets and liabilities
  denominated in foreign currencies                                               194
                                                                            ---------
  Change in net unrealized gain (loss)                                       (168,504)
                                                                            ---------
 Net realized and unrealized gain (loss)                                     (209,342)
                                                                            ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS                                                     $(205,814)
                                                                            ---------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                   Year
                                                                  Ended
                                                                10/31/01             10/31/00
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                              $     3,528          $     4,915
   Net realized gain (loss)                                      (40,838)             158,372
   Change in net unrealized gain (loss)                         (168,504)            (119,004)
                                                             --------------------------------
   Increase (decrease) in net assets from operations            (205,814)              44,283
                                                             --------------------------------
  Distributions to shareholders
   Net investment income                                              --               (5,468)
                                                             --------------------------------
  Capital share transactions *
   Shares sold                                                 1,022,235            1,436,534
   Distributions reinvested                                           --                5,282
   Shares redeemed                                            (1,163,888)          (1,601,775)
                                                             --------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                           (141,653)            (159,959)
                                                             --------------------------------
  Net Assets
  Increase (decrease) during period                             (347,467)            (121,144)
  Beginning of period                                            874,685              995,829
                                                             --------------------------------
  End of period                                              $   527,218          $   874,685
                                                             --------------------------------

*Share information
   Shares sold                                                   161,232              157,387
   Distributions reinvested                                           --                  580
   Shares redeemed                                              (180,741)            (173,435)
                                                             --------------------------------
   Increase (decrease) in shares outstanding                     (19,509)             (15,468)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
                                                                October 31, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a non-diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located, or with primary operations, in Asia (excluding Japan).

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated in U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------



regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.



NOTE 2 -- INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2001, approximately 87% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $28,652,000; aggregate collateral consisted of $30,632,000 in the securities lending collateral pool and U.S. government securities valued at $74,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $324,906,000 and $469,706,000, respectively, for the year ended October 31, 2001.



NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its tax-

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------



able income. As of October 31, 2001, the fund has $223,163,000 of capital loss carryforwards, $184,969,000 of which expires in 2006, and $38,194,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The reclassifications relate primarily to the current net operating loss. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                             $ (3,528,000)
Undistributed net realized gain                                    4,255,000
Paid-in-capital                                                     (727,000)


At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $562,514,000. Net unrealized loss aggregated $57,397,000 at period end, of which $80,388,000 related to appreciated investments and $137,785,000 to depreciated investments.



NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sales proceeds. The tax is computed on realized gains net of realized losses, and the fund is entitled to a refund of required tax payments in excess of its net liability for the tax year. Realized losses may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities. At October 31, 2001, the fund has a capital gain tax receivable of $682,000 and no deferred tax liability.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $366,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,792,000 for the year ended October 31, 2001, of which $170,000 was payable at period end.

Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $13,000 of Spectrum expenses, $1,000 of which was payable at period-end. At October 31, 2001, approximately 0.32% of the outstanding shares of the fund were held by Spectrum International.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------


The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $1,465,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of New Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Asia Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2001

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------


----------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price New Asia Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):


 M. David Testa

  Affirmative:    581,220,102.290
  Withhold:        11,328,972.642

  Total:          592,549,074.932

 Martin G. Wade
  Affirmative:    581,186,287.707
  Withhold:        11,362,787.225

  Total:          592,549,074.932

 Calvin W. Burnett
  Affirmative:    579,988,748.447
  Withhold:        12,560,326.485

  Total:          592,549,074.932

 Anthony W. Deering
  Affirmative:    580,812,278.605
  Withhold:        11,736,796.327

  Total:          592,549,074.932

 Donald W. Dick, Jr.
  Affirmative:    581,515,923.630
  Withhold:        11,033,151.302

  Total:          592,549,074.932

 David K. Fagin
  Affirmative:    581,364,436.901
  Withhold:        11,184,638.031

  Total:          592,549,074.932

 F. Pierce Linaweaver
  Affirmative:    580,579,834.781
  Withhold:        11,969,240.151

  Total:          592,549,074.932

 Hanne M. Merriman
  Affirmative:    580,790,218.108
  Withhold:        11,758,856.824

  Total:          592,549,074.932

 John G. Schreiber
  Affirmative:    580,818,909.284
  Withhold:        11,730,165.648

  Total:          592,549,074.932

 Hubert D. Vos
  Affirmative:    580,468,483.076
  Withhold:        12,080,591.856

  Total:          592,549,074.932

 Paul M. Wythes
  Affirmative:    580,672,445.843
  Withhold:        11,876,629.089

  Total:          592,549,074.932

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION



               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person  Available in T. Rowe Price Investor Centers.


               ACCOUNT SERVICES

               Checking Available on most fixed-income funds ($500 minimum).

               Automatic Investing From your bank account or paycheck.

               Automatic Withdrawal  Scheduled, automatic redemptions.

               Distribution Options Reinvest all, some, or none of your distributions.

               Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


               BROKERAGE SERVICES*

               Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


               INVESTMENT INFORMATION

               Combined Statement Overview of all your accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all T. Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

               * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
 Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY~MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL
FUNDS

Stock
Emerging Europe &
 Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

Money Funds (cont.)
Summit Municipal
 Money Market
Tax-Exempt Money

* Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------


ADVISORY SERVICES, RETIREMENT RESOURCES


T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES*

T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Investment Checkup(SM) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


RETIREMENT INFORMATION

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors


Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review



*These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------


THE FUNDAMENTALS OF INVESTING

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

INSIGHTS REPORTS

General Information

The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

Investment Strategies

Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

Types of Securities
The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Industry-Focused Stock Funds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights

Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks

T. ROWE PRICE BROKERAGE
--------------------------------------------------------------------------------


BROKERAGE SERVICES

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

     Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.*

     Research Services To help you make informed investment decisions, we offer access to research. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates.

     Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.


       * $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

For fund and account information or to conduct transactions, 24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

[LOGO] T. ROWE PRICE
T. Rowe Price Investment Services, Inc., Distributor.       F39-050  10/31/01 D